File Nos. 33-4382 & 811-4626

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

THE CASCADES TRUST
(Exact Name of Registrant as Specified in Charter)

380 Madison Avenue, Suite 2300
New York, New York 10017
(Address of Principal Executive Offices)

(212) 697-6666
(Registrant’s Telephone Number)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

Aquila Group	Tax-Free Trust
of Funds	of Oregon

IMPORTANT NOTICE
PLEASE READ IMMEDIATELY

TAX-FREE TRUST OF OREGON

PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held on April 18, 2013

Aquila Group	Tax-Free Trust
of Funds	of Oregon

Tax-Free Trust of Oregon
380 Madison Avenue, Suite 2300, New York, New York 10017

Notice of Annual Meeting of
Shareholders to Be Held
on April 18, 2013

To Shareholders of the Trust:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Trust of Oregon (the “Trust”), the only series of the Cascades Trust, will be held:

Place:	(a)	at the World Forestry Center Cheatham Hall 4033 S.W. Canyon Road Portland, Oregon;
Time:	(b)	on Thursday, April 18, 2013 at 2:00 p.m. Pacific Daylight Time;
Purposes:	(c)	for the following purposes:
(i) to elect seven Trustees; each Trustee elected will hold office until the next annual meeting of the Trust’s shareholders or until his or her successor is duly elected (Proposal No. 1);
(ii)
to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Trust’s independent registered public accounting firm for the fiscal year ending March 31, 2014 (Proposal No. 2); and

(iii) to act upon any other matters which may properly come before the Annual Meeting at the scheduled time and place or any adjourned or postponed meeting or meetings.

Who Can Vote What Shares:	(d)
To vote at the Annual Meeting, you must have been a shareholder on the Trust’s records at the close of business on February 14, 2013 (the “record date”). Also, the number of shares of each of the Trust’s outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Annual Meeting (or any adjourned or postponed meeting or meetings).

By order of the Board of Trustees,

CHARLES E. CHILDS, III
Secretary

March 7, 2013

Please Note:
If you do not expect to attend the Annual Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON APRIL 18, 2013: This Notice and the Proxy Statement are available on the internet at www.aquilafunds.com.

Tax-Free  Trust of Oregon
380 Madison Avenue, Suite 2300,
New York, New York 10017

Proxy Statement

Introduction

The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Trust of Oregon (the “Trust”), the only series of the Cascades Trust.  The purpose of this Proxy Statement is to give you information on which you may base your voting decisions.

The Trust’s Manager (the “Manager”) is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Trust’s founder, Aquila Management Corporation. The Trust’s principal underwriter (the “Distributor”) is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust’s Investment Sub-Adviser is Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”), with a local office at 2 Centerpointe Drive, Lake Oswego, OR 97035.

A copy of the Trust’s 2012 annual report was sent to shareholders of record as of November 13, 2012.  Additional copies are available on the Trust’s website at www.aquilafunds.com or without charge upon written request to the Manager, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

The Notice, this Proxy Statement and the accompanying Proxy Card are first being mailed to shareholders on or about March 7, 2013.  This material is also available on the Trust’s website at www.aquilafunds.com.  You may call 800-437-1020 toll-free or 212-697-6666 for information and directions if you plan to attend the Annual Meeting and vote in person.

You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

(1) Internet Voting

 To vote your shares by the Internet, please visit the website at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

(2) Telephone Voting

To vote your shares by telephone, please call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

(3) Proxy Card

The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the “proxy holders.” As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate

1   │   Tax-Free Trust of Oregon

indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box “For” or “Against” or instruct them not to vote your shares on the proposal by marking the “Abstain” box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

General Information

You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or visiting the website at the Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

Only shareholders of record as of the record date are entitled to notice of and to vote at the Annual Meeting.

One-third of the outstanding shares of the Trust entitled to vote, present in person or represented by proxy, counted together as a single class, constitutes a quorum for the transaction of business at the Annual Meeting.

Abstentions and “broker non-votes” will be treated as present for purposes of determining a quorum.  “Broker non-votes” occur when a broker or nominee holding shares in “street name” indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner.

With respect to Proposal No. 1, nominees must be elected by a plurality of the votes cast in person or by proxy at the meeting at which a quorum exists.  Abstentions and “broker non-votes” are not considered “votes cast” and, therefore, do not constitute a vote “FOR” a proposal.  Thus, abstentions and “broker non-votes” will have no effect on the voting for the election of Trustees in Proposal No. 1, because only votes “FOR” are considered in a plurality voting requirement.  Abstentions and “broker non-votes” have the same effect as negative votes with respect to the ratification or rejection of the selection of the Trust’s independent registered public accounting firm in Proposal No. 2.

The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned or postponed meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Annual Meeting, this means the Annual Meeting held at the scheduled time or any adjourned or postponed meeting or meetings.

The cost of preparing, printing and mailing the Notice, the Proxy Statement and the accompanying Proxy Card, will be borne by the Trust. The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be asked to forward this Notice and Proxy Statement to beneficial owners

2   │   Tax-Free Trust of Oregon

of the Trust’s shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so.

In the event that at the time any session of the Annual Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Annual Meeting to a later date and the Annual Meeting may be held as adjourned without further notice. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to such proposal and the Annual Meeting may be held as adjourned without further notice. Any such adjournment will require the affirmative vote of more than one half of the shares of the Trust present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal.  If the Annual Meeting is postponed, the Trust will give notice of the postponed meeting to shareholders.

On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the Annual Meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date.

On the record date, the net asset value per share of each of the Trust’s outstanding classes of shares was as follows: Class A Shares, $11.44; Class C Shares, $11.43; and Class Y Shares, $11.43. The Annual Meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees and the selection of an independent registered public accounting firm.  Therefore, all shareholders of all classes of shares of the Trust are entitled to vote at the meeting and will vote together as a single class at the meeting.

On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 37,059,536; Class C Shares, 3,439,885; and Class Y Shares, 7,586,349.

On the record date, the following holders held 5% or more of a class of the Trust’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

3   │   Tax-Free Trust of Oregon

Name and address of the holder of record	Number of shares	Percent of class

Institutional 5% shareholders

Charles Schwab and Company Special Custody Acct. FBO Customers 101 Montgomery Street San Francisco, CA	1,973,739 Class Y Shares	26.02%

First Clearing House Special Custody Acct. for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO	2,623,609 Class A Shares 320,707 Class C Shares 633,137 Class Y Shares	7.08% 9.32% 8.35%

Additional 5% shareholders

The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Election of Trustees
(Proposal No. 1)

At the Annual Meeting, seven Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See “Introduction” above for information as to how you can vote your shares in the election of Trustees.

The following material includes information about each nominee and each officer of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in April 2012. All nominees have consented to serve if elected.

4  │   Tax-Free Trust of Oregon

Nominees

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee(5)
Diana P. Herrmann New York, NY (1958)	Vice Chair of the Board of Trustees since 2003, President since 1998 and Trustee since 1994
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			11	ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and since 2010); Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds) 2004-2012
Non-interested Trustees
James A. Gardner Terrebonne, OR (1943)	Chair of the Board of Trustees since 2005 and Trustee since 1986	President, Gardner Associates, an investment and real estate firm, since 1989; Owner and Developer of Vandevert Ranch, Sunriver, Oregon since 1989; Founding Partner, Chairman Emeritus and previously Chairman (1991-2010), Ranch at the Canyons, Terrebonne, Oregon; President Emeritus and previously President (1981-1989), Lewis and Clark College and Law School; director, Oregon High Desert Museum, 1989-2003; active in civic, business and educational organizations in Oregon; writer on Native American and settlement history of Oregon.	1	None

5   │   Tax-Free Trust of Oregon

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Gary C. Cornia Orem, UT (1948)	Trustee since 2002	Dean, Marriott School of Management, Brigham Young University, since 2008; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Professor, Marriott School of Management, 1980-present; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009.	5	Utah Foundation, Salt Lake City, UT; formerly director, Lincoln Institute of Land Policy, Cambridge, MA
Edmund P. Jensen Portland, OR (1937)	Trustee since 2003	President and CEO, VISA International, 1994-1999; Vice Chairman and Chief Operating Officer, US Bancorp, 1974-1994.	1	Five Cubits, Inc. (formerly BMG Seltec), a software company; Lewis and Clark College, Portland, OR
John W. Mitchell Lake Oswego, OR (1944)	Trustee since 1999	Principal of M & H Economic Consultants; Economist, Western Region, for U.S. Bancorp 1998-2007; Chief Economist, U.S. Bancorp, Portland, Oregon, 1983-1998; member, Oregon Governor's Council of Economic Advisors, 1984-1998; Chairman, Oregon Governor's Technical Advisory Committee for Tax Review in 1998.	1	Oregon Mutual Insurance; Western Capital Corporation; Northwest Bank.

6   │   Tax-Free Trust of Oregon

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Ralph R. Shaw Portland, OR (1938)	Trustee since 2000	President, Shaw Management Company, an investment counseling firm, 1980-present; General Partner, Shaw Venture Partners, 1983-2005; Shaw Venture Partners II, 1987-2005; and Shaw Venture Partners III, 1994-2005.	1	Schnitzer Steel Industries, Inc., Telestream, Inc., Five Cubits, Inc. (formerly BMG Seltec), a software company, Rentrak Corporation, One-to-One Interactive, Optimum Energy Co.
Nancy Wilgenbusch Marylhurst, OR (1947)	Trustee since 2002	President Emerita since 2008 and President 1984-2008, Marylhurst University; member, former Chair, Portland Branch of the Federal Reserve Bank of San Francisco; active board member of a number of civic organizations.	1	West Coast Bank; Cascade Corporation, a leading international manufacturer of lift truck attachments

The specific experience, qualifications, attributes or skills that led to the conclusion that the nominees should serve as Trustees of the Trust at this time in light of the Trust’s business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:
Over 30 years of experience in the financial services industry, 25 of which have been in mutual fund management, most recently as the Vice Chair, Chief Executive Officer, President, Director and Secretary of Aquila Management Corporation (“Aquila”), Founder and Sponsor of the Aquila Group of Funds and parent of the adviser, manager or administrator of each fund of the Aquila Group of Funds, and previously as the Chief Operating Officer, Executive Vice President, Senior Vice President or Vice President of Aquila.

James A. Gardner:	Knowledgeable about operation and governance of mutual funds as an investment company board member for 26 years; knowledgeable about economic and public affairs as the

7   │   Tax-Free Trust of Oregon

president of an investment and real estate firm and former university and law school president as detailed above.
Gary C. Cornia:
Experienced educator knowledgeable about business and finance as a business school dean as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 19 years.

Edmund P. Jensen:
Knowledgeable about banking, finance and management as an executive of various organizations as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 9 years.

John W. Mitchell:
Experienced economist knowledgeable about economic and governmental affairs and with extensive knowledge of Oregon economy as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 13 years.

Ralph R. Shaw:
Knowledgeable about finance and management, with extensive knowledge of local and national capital markets, as a prominent local businessman as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 12 years.

Nancy Wilgenbusch:
Experienced educator and knowledgeable about economic and governmental affairs as a member and former Chair of Portland branch of the Federal Reserve Bank of San Francisco as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 10 years.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

8   │   Tax-Free Trust of Oregon

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)
Trustees Emeritus(7)
Vernon R. Alden Boston, MA (1923)	Trustee Emeritus since 2006
Retired; former director or trustee of various Fortune 500 companies, including Colgate-Palmolive and McGraw Hill; formerly President of Ohio University and Associate Dean of the Harvard University Graduate School of Business Administration; Trustee, Aquila Narragansett Tax-Free Income Fund, 1992-2006, Tax-Free Trust of Oregon, 1988-2001, Hawaiian Tax-Free Trust, 1989-2001, and Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds, consisting of Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust), 1989-2001; Trustee Emeritus, Aquila Narragansett Tax-Free Income Fund since 2006; member of several Japan-related advisory councils, including Chairman of the Japan Society of Boston;  trustee of various cultural, educational and civic organizations.

David B. Frohnmayer Eugene, OR (1940)	Trustee Emeritus since 2003
President Emeritus and formerly President (1994-2009), University of Oregon; former Dean of the University of Oregon Law School and former Attorney General of the State of Oregon; Trustee, Tax-Free Trust of Oregon, 1997-2003.

Patricia L. Moss Bend, OR (1953)	Trustee Emerita since 2005
President and Chief Executive Officer, Cascade Bancorp and Bank of the Cascades since 1998; Director, Cascade Bancorp; Director, MDU Resources; Trustee, Tax-Free Trust of Oregon, 2002-2005; active in community and educational organizations.

Officers
Charles E. Childs, III New York, NY (1957)	Executive Vice President since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Director of the Distributor since 2012.

9  │   Tax-Free Trust of Oregon

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)
Marie E. Aro Denver, CO (1955)	Senior Vice President since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Three Peaks Opportunity Growth Fund since 2004; Senior Vice President, Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Senior Vice President, Aquila Three Peaks High Income Fund since 2006; Senior Vice President, Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Aquila Narragansett Tax-Free Income Fund, Tax-Free Fund For Utah, Tax-Free Fund of Colorado and Tax-Free Trust of Oregon since 2010; Vice President, INVESCO Funds Group, 1998-2003.

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of Aquila Three Peaks High Income Fund, Aquila Three Peaks Opportunity Growth Fund, and each of the Aquila Municipal Bond Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Christine L. Neimeth Portland, OR (1964)	Vice President since 1998	Vice President of Aquila Three Peaks Opportunity Growth Fund and Tax-Free Trust of Oregon.
Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer since 2012
Chief Compliance Officer of each fund in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

10   │   Tax-Free Trust of Oregon

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)
Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of each fund in the Aquila Group of Funds since 2003 and Treasurer since 2000.

(1) The mailing address of each Trustee and officer is c/o Tax-Free Trust of Oregon, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(2) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(3) The Trust’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5)Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and former Trustee, Chairman and Chairman Emeritus of the Trust.

(6) The “Aquila Group of Funds” includes: Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Churchill Tax-Free Fund of Kentucky, Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(7) A Trustee Emeritus may attend Board meetings but has no voting power.

11  │   Tax-Free Trust of Oregon

Securities Holdings of the Nominees
(as of 12/31/12)

Name of Nominee	Dollar Range of Ownership in Tax-Free Trust of Oregon(1)	Aggregate Dollar Range of Ownership in funds in the Aquila Group of Funds (1)

Interested Nominee

Diana P. Herrmann	C	E

Non-interested Nominees

James A. Gardner	E	E

Gary C. Cornia	D	E

Edmund P. Jensen	C	C

John W. Mitchell	E	E

Ralph R. Shaw	C	C

Nancy Wilgenbusch	C	C

__________________

(1)           A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000

None of the non-interested nominees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.

The Trust does not currently pay fees to any of the Trust’s officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its most recent completed fiscal year ended September 30, 2012, the Trust paid a total of $255,863 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

The Trust is one of the funds in the Aquila Group of Funds, which, as of the date of this Proxy Statement, consist of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. The following table lists the compensation of all nominees for non-Interested Trustee who received compensation from the Trust or from other funds in the Aquila Group of Funds during the Trust’s most recent completed fiscal year. None of such nominees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila Group of Funds.

Name	Compensation as Trustee from the Trust for Fiscal Year Ended September 30, 2012	Compensation as Trustee from All Funds in the Aquila Group of Funds for Fiscal Year Ended September 30, 2012	Number of Boards on Which the Trustee Served for Fiscal Year Ended September 30, 2012
James A. Gardner	$54,750	$56,750	1
Gary C. Cornia	$26,067	$82,500	5
Edmund P. Jensen	$29,500	$29,500	1
John W. Mitchell	$28,333	$31,000	1
Ralph R. Shaw	$36,222	$38,000	1
Nancy Wilgenbusch	$28,000	$28,000	1

12  │   Tax-Free Trust of Oregon

Class A Shares may be purchased without a sales charge by the Trust’s Trustees and officers.

The Trust’s Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.  As of January 31, 2013, these funds had aggregate assets of approximately $3.5 billion, of which approximately $3.1 billion consisted of assets of the tax-free municipal bond funds.  AMC’s address is the same as that of the Manager.  AMC was founded in 1984 by Mr. Lacy B. Herrmann and is principally owned by Diana P. Herrmann, his daughter, members of her family and by the Estate of Lacy B. Herrmann.  Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Vice Chair and Chief Executive Officer of AMC.

During the most recent completed fiscal year ended September 30, 2012, the Trust paid $2,030,450 in management fees of which $21,466 was waived, and the balance was paid to the Manager.

During the most recent completed fiscal year ended September 30, 2012, $595,726 was paid under Part I of the Trust’s Distribution Plan to Qualified Recipients with respect to Class A Shares, of which $30,292 was retained by the Distributor. With respect to Class C Shares, during the same period $241,946 was paid under Part II of the Plan and $80,649 was paid under the Shareholder Services Plan. Of these total payments of $322,595, the Distributor retained $57,461. All of such payments were for compensation.

The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.  The shares of the Distributor are owned 98% by members of the family of Mr. Lacy B. Herrmann, Founder of the Trust, and by the Estate of Lacy B. Herrmann, and 2% by Aquila Investment Management LLC.

Other Information on Trustees

The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are “independent” and are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940. The members of the Audit Committee are Gary C. Cornia, James A. Gardner, Edmund P. Jensen, John W. Mitchell, Ralph R. Shaw and Nancy Wilgenbusch.  The Committee (i) selects the Trust’s independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and results of audits and the fees charged; and (iii) considers the auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto.  Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held two meetings during the Trust’s most recent completed fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee.

The Trust has a Nominating Committee, consisting of all of the Independent Trustees. The committee has a working group consisting of James A. Gardner, Ralph R. Shaw and Nancy Wilgenbusch. The working group held one meeting during the last

13  │   Tax-Free Trust of Oregon

fiscal year. The Nominating Committee's charter provides that, in evaluating candidates for Trustee, among other things, the Nominating Committee shall: (a) maintain an appropriate ratio between the Independent and Interested Trustees, in accordance with applicable laws and regulations; (b) seek Board composition providing relevant talents from a broad and diverse range of backgrounds and personal qualities; and (c) seek Board composition that reflects an appropriate balance between the state-specific nature of the Trust and its participation in the Aquila Group of Funds, by giving appropriate consideration to nominees’ state-specific knowledge, involvement and residence, and nominees’ service and experience as Trustees of other funds in the Aquila Group of Funds. In evaluating the individual characteristics of a potential nominee, the Nominating Committee charter provides that the Nominating Committee shall (i) nominate as Trustees people with the broad and relevant experience, sound judgment and conscientious attitude needed to discharge the duties of Trustees; (ii) consider as candidates people who have personal qualities and traits that facilitate forthright, articulate, objective and thoughtful dialogue among Trustees, management and shareholders; (iii) consider persons whose professional experience and community profile can be expected to enhance investor confidence in the Trust and the stature of the Board; (iv) seek as new Trustees those who will be capable of serving for a substantial period; and (v) seek as nominees those who will actively prepare for and participate in person in the exercise of the Board’s responsibilities, including the Board’s self-evaluation.  The committee considers diversity in identifying candidates but has no formal policy. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, Suite 2300, New York, NY 10017. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on the Trust’s website at www.aquilafunds.com.

During the Trust’s most recent completed fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member.

The Trust does not have a policy on Trustee attendance at the Annual Meeting.  At the 2012 Annual Meeting, seven Trustees were present.

Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Manager at the above address.

Since the beginning of the Trust’s most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Manager, Sub-Adviser or the parents or subsidiaries of either.

The Board seeks continuously to be alert to potential risks regarding the Trust’s business and operations as an integral part of its responsibility for oversight of the Trust.

The Trust faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall oversight of the Board, the Trust, or the

14  │   Tax-Free Trust of Oregon

Manager, the Sub-Adviser or other service providers to the Trust, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.

The Board has a Chair who is a non-Interested Trustee. The Board and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Trust’s activities and conduct.

In addition, a Risk Identification Group, consisting of the Chief Compliance Officer, President, Executive Vice President and Treasurer of the Trust, as well as the Co-Presidents of the Distributor, meets and reports to the Board as to significant risks and compliance matters. Issues raised are considered by the Board as it deems appropriate.  Service providers to the Trust, such as the Trust’s independent accountants, also make periodic reports to the Board with respect to various aspects of risk management.

The Chair also participates in discussions with the Chairs of other funds in the Aquila Group of Funds, to facilitate the orderly and efficient flow of information to the trustees of such other funds.  These discussions can include risk and compliance matters as appropriate which the Chair can refer to the Board for appropriate action, including reports by others.

The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Trust, the Manager, the Sub-Adviser or other service providers. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Manager and the Sub-Adviser, and otherwise enhance the Board's oversight role.  The Board has also determined that its leadership structure is appropriate given the circumstances that the Trust invests in obligations issued by the State of Oregon, its counties and various other local authorities, and the Board uses the local knowledge of its Trustees as well as their business experience.

Vote Required

To be elected, each nominee must receive the affirmative votes of a plurality of the shares present in person or by proxy at the meeting at which a quorum exists.

The Board of Trustees of the Trust unanimously recommends that shareholders vote FOR the election of each of the nominees.

Ratification or Rejection of Selection of
Independent Registered Public Accounting Firm
(Proposal No. 2)

Tait, Weller & Baker LLP (“TWB”), which currently serves as the Trust’s independent registered public accounting firm, has been selected by the Trust’s Audit

15   │   Tax-Free Trust of Oregon

Committee and ratified by the Board of Trustees, including a majority of the non-Interested Trustees, as the Trust’s independent registered public accounting firm for the fiscal year ending March 31, 2014. Such selection is submitted to the shareholders for ratification or rejection.

The Trust’s fiscal year end recently changed from September 30 to March 31.  Accordingly, the following table represents fees for professional audit services rendered by TWB for the audit of the Trust’s annual financial statements, and fees billed for other services rendered by TWB, for the fiscal years ended September 30, 2011 and 2012, the Trust’s two most recent completed fiscal years.

	2011	2012

Audit Fees	$21,000	$22,500
Audit related fees	0	0
Audit and audit related fees	$21,000	$22,500
Tax fees (1)	$3,400	$3,400
All other fees	0	0
Total	$24,400	$25,900

 (1)           Tax fees consisted of fees for tax consultation and tax compliance services.

No non-audit services were rendered to the Trust or any affiliated entity for the preceding two completed fiscal years. TWB did not perform any services during the last two completed fiscal years for the Trust’s investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Trust.

All audit and non-audit services performed by TWB on behalf of the Trust or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Trust are pre-approved by the Audit Committee. Services to be considered between meetings of the Audit Committee are pre-approved by a selected member of the Audit Committee in accordance with applicable regulations and subject to additional procedures established by the Audit Committee.

The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB’s representation that it is independent in recommending re-appointment of it for the fiscal year ending March 31, 2014.

TWB has no direct or indirect financial interest in the Trust, the Manager or the Sub-Adviser. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.

Vote Required

Approval requires the affirmative votes of a majority of the shares present in person or by proxy at the meeting at which a quorum exists.

Under the Investment Company Act of 1940, as amended, the vote of the holders of a majority of the outstanding shares of the Trust means the vote of the holders of the lesser of (a) 67% or more of the shares of the Trust present at the Annual Meeting

16  │   Tax-Free Trust of Oregon

or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Trust, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Trust’s outstanding classes of shares.

The Board of Trustees of the Trust unanimously recommends that shareholders vote FOR this proposal.

Shareholder Proposals

Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust’s proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust’s next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Trust’s 2014 annual meeting must be received by the Trust by November 6, 2013, in order to be included in the Trust’s proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust’s proxy material, since there are other requirements in the proxy rules relating to such inclusion.

A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Trust by January 20, 2014.

Other Business

The Trust does not know of any other matter which will come up for action at the Annual Meeting. If any other matter or matters properly come up for action at the Annual Meeting, including any adjournment or postponement of the Annual Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

Outreach Meeting

To accommodate shareholders who live a distance from Portland, the Trust customarily holds outreach meetings at which shareholders can participate in all activities of the Annual Meeting except the corporate business of consideration of the proposals. The outreach meeting this year will be held on Wednesday, April 17, 2013 in Medford, Oregon at 2:00 p.m.

17  │   Tax-Free Trust of Oregon

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
Available 24 hours
Most Cost Effective

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
Available 24 hours

VOTE BY MAIL
Vote, sign and date this
Proxy Card and return in the postage
-paid envelope

Please detach at perforation before mailing.

PROXY                          AQUILA GROUP OF FUNDS                        PROXY
TAX-FREE TRUST OF OREGON
Proxy for Annual Meeting of Shareholders – April 18, 2013
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Tax-Free Trust of Oregon (the “Trust”) whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN and CHARLES E. CHILDS, III, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Thursday, April 18, 2013 at the World Forestry Center, Cheatham Hall, 4033 S.W. Canyon Road, Portland, Oregon, at 2:00 p.m. Pacific Daylight Time, and all adjournments or postponements thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side.  Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

The Board of Trustees recommends a vote FOR all nominees in Proposal No. 1 and FOR Proposal No. 2.  The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

VOTE VIA THE TELEPHONE: 1-800-337-3503 VOTE VIA THE INTERNET: www.proxy-direct.com
999 9999 9999 999

Note:  PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD.  When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.  Joint owners should each sign.

____ Signature (if held jointly) ____ Signature (if held jointly) ____ Date
	YES	NO
I plan to attend the Annual Meeting in Portland.	⁮	⁮
I plan to attend the Outreach Meeting in Medford .	⁮	⁮

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Aquila Group of Funds
Tax-Free Trust of Oregon Shareholder Meeting to Be Held on April 18, 2013.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/aqu-24399

PLEASE VOTE TODAY

BY INTERNET (www.proxy-direct.com)
or
BY PHONE (1-800-337-3503)
or
BY MAIL (Please sign and date before mailing)

Please detach at perforation before mailing.

Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
TAX-FREE TRUST OF OREGON ANNUAL MEETING

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

1. Election of Trustee Nominees:			⁮	⁮	⁮

01. Gary C. Cornia	02. James a. Gardner	03. Diana P. Herrmann *
04. Edmund P. Jensen	05. John W. Mitchell	06. Ralph R. Shaw
07. Nancy Wilgenbusch
*Interested Trustee

To withhold authority to vote for one or more (but not all) nominees, mark “For All Except” and write the nominee number(s) and/or name(s) on the line below.
			FOR	AGAINST	ABSTAIN

2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Proposal No. 2 in Proxy Statement)			⁮	⁮	⁮

Annual Meeting Attendance – You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

HAS YOUR ADDRESS CHANGED	DO YOU HAVE ANY COMMENTS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.